Supplement dated March 12, 2012 to the Wilmington Managed Allocation Fund – Moderate Growth II (the “Fund”) (formerly, the MTB Managed Allocation Fund – Moderate Growth II) Prospectus dated April 30, 2011 (the “Prospectus”)

Effective March 12, 2012, the information in the Prospectus will be amended, supplemented, or replaced as follows:

1. Benchmark Changes

The following amends and replaces information on page 3 of the Prospectus, under the section entitled “Performance Information.”

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 and 5 years and for the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance reflected in the bar chart for the Fund does not reflect any insurance company separate account charges or recurring shareholder account fees, which, if reflected, would lower returns. The table shows returns for the Fund’s primary broad-based market indices, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”), which is used to show how the Fund’s performance compares with the returns of an index of funds or securities with similar investment goals. The Fund also compares its performance to the Moderate Blended Index constructed by the Advisor. Unlike the Fund’s returns, the index returns do not reflect a deduction for fees, expenses or taxes.

The following amends and replaces information on page 4 of the Prospectus, under the section entitled “Average Annual Total Returns.”

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	Life of Fund (since June 17, 2002)
Return Before Taxes	10.55%	3.06%	4.02%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.93%	4.61%	5.83%
BCAB (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.40%
Moderate Blended Index (reflects no deductions for fees, expenses or taxes)*	10.31%	4.23%	5.01%
S&P 500 (reflects no deductions for fees, expenses or taxes) **	15.06%	2.29%	4.34%

* Effective March 12, 2012, the Fund replaced the Blended Benchmark with the Moderate Blended Index as a secondary benchmark for the Fund, because the Moderate Blended Index is the more appropriate benchmark for the Fund. The Moderate Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 27% Russell 3000 Index; 20% Barclays Capital U.S. Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Capital Global Aggregate ex-US (unhedged) Index; 5% Barclays Capital World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Dow Jones-UBS Commodity Index; and 3% Citigroup 3-Month T-Bill.

** Effective March 12, 2012, the Fund replaced the S&P 500 Index with the Russell 3000 Index as the primary benchmark for the Fund, because the Russell 3000 Index is the more appropriate benchmark for the Fund.

2. Additional Portfolio Managers

Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA, Mark J. Stevenson, CFA and Clayton M. Albright, III serve as Co-Portfolio Managers of the Fund. Mr. Savadove, Mr. Choinski, Mr. Stevenson and Mr. Albright manage the day-to-day operations of the Fund.

The following amends and replaces information on page 4 of the Prospectus, under the section entitled “Management of the Fund,” under “Investment Sub-Advisor.”

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
Allen E. Choinski, CFA	Assistant Vice President at WTIA	2012
Mark J. Stevenson, CFA	Vice President at WTIA	2000
Clayton M. Albright, III	Director of Asset Allocation at WTIA	2012

The following supplements, amends and replaces certain information on page 14 of the Prospectus, under the section entitled “Who Manages the Fund,” under “Portfolio Manager Responsibilities.”

Portfolio Manager Responsibilities

Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA, Mark J. Stevenson, CFA and Clayton M. Albright, III co-manage the Fund. Under normal circumstances, Mr. Savodove, Mr. Choinski, Mr. Stevenson or Mr. Albright initially recommends changes to the allocation among and the selection of the Underlying Funds. The co-managers who do not initiate the allocation recommendation then contribute input and analysis and the co-portfolio managers jointly decide the investment approach to be implemented.

The following supplements, amends and replaces certain information on page 14 of the Prospectus under the section entitled “Who Manages the Funds,” under “Portfolio Manager Biographies.”

Joshua A. Savadove, CFA, CAIA, is a Vice President of WTIA. He is a member of the Asset, Portfolio and Manager Strategies team, responsible for third-party manager due diligence. Prior to joining WTIA in June 2007, Mr. Savadove was a Senior Investment Analyst and Director of the outside money manager platform in the Mercantile Investment and Wealth Management Division. Prior to that, Mr. Savadove spent three years as the Director of Analytics at Asset Strategy Consultants, a firm that consults on over $6 billion in institutional, tax-exempt assets. Mr. Savadove holds a B.A. degree in Business and Economics from Randolph-Macon College, holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designation and is a member of the CFA Institute and the Baltimore Security Analysts Society.

Allen E. Choinski, CFA, is an Assistant Vice President and Portfolio Manager/Research Analyst at WTIA and is responsible for quantitative equity research and portfolio management. Mr. Choinski also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Mr. Choinski researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Mr. Choinski began his career at Smith Barney as a financial advisor, and later worked for five years at ING’s Aeltus Investment Management in fundamental and quantitative research.

Mark J. Stevenson, CFA, is a Vice President of WTIA. Prior to joining M&T Bank in October 2000, Mr. Stevenson was with Keystone Financial, Inc. (“Keystone”) since 1990, where he managed retirement plan, personal trust and institutional assets for the clients of Keystone. He is a CFA Charterholder and graduated with a Bachelor of Arts in Prelaw from Pennsylvania State University. He also graduated with a Master of Arts in International Economics and U.S. Foreign Policy from The American University, Washington, D.C.

Clayton M. Albright, III, is a Vice President, Portfolio Manager and Managing Director, Economic Research at WTIA. He is a member of the investment team primarily responsible for the day-to-day management of the Strategic Allocation Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with WFMC since 1987. Since 1987, Mr. Albright has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products. Mr. Albright is a member of the Wilmington Trust Investment Strategy Team.

3. Amended Cusip Number

The following amends and replaces information in the “Back Cover Page” of the Prospectus

Cusip 97181C472

Please keep this Supplement for future reference.

Supplement dated March 12, 2012 to the Wilmington Managed Allocation Fund – Moderate Growth II (the “Fund”) (formerly, the MTB Managed Allocation Fund – Moderate Growth Fund) Statement of Additional Information dated December 30, 2011 (the “SAI”)

Effective March 12, 2012, the information in the SAI will be amended, supplemented, or replaced as follows:

1. Change in Portfolio Managers

Joshua A. Savadove, CFA, CAIA, Allen E. Choinski, CFA, Mark J. Stevenson, CFA and Clayton M. Albright, III serve as Co-Portfolio Managers of the Fund. Mr. Savadove, Mr. Choinski, Mr. Stevenson and Mr. Albright manage the day-to-day operations of the Fund.

2. Additional Trustees

Robert H. Arnold, Dr. Eric Brucker and Nicholas A. Giordano join the existing members of the Board of Trustees to serve as Independent Trustees of the Funds, and Robert J. Christian and R. Samuel Fraundorf join the Board of Trustees as Interested Trustees of the Funds.

The following supplements, amends and replaces certain information on pages 54-61 of the SAI under the section entitled “Who Manages and Provides Services to the Funds,” under the following sections: “Board of Trustees,” “Independent Trustees Background and Compensation,” “Experience of the Trustees” and “Board Ownership of Shares in the Fund and in the Trust as of December 1, 2011.”

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Each Board member oversees all portfolios of the Trust and serves for an indefinite term. Information about each Board member is provided below. Unless otherwise noted, the business address of each Trustee and Senior Officer of the Fund is 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202. The Trust is composed of 26 funds and is the only investment company in the Fund complex.

INTERESTED TRUSTEE BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years	Total Compensation From Trust
Robert J. Christian Birth year: 1949 Trustee Began serving: March 2012	Principal Occupations: Retired. Other Directorships Held: Fund Vantage Trust (33 portfolios); Optimum Fund Trust (6 portfolios) (registered investment companies). Previous Positions: Executive Vice President of Wilmington Trust Company (2/96 to 2/06); President of Rodney Square Management Corporation (“RSMC”) (1996 to 2005); Vice President of RSMC (2005 to 2006).	$0

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Name Address Birth year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years	Total Compensation From Trust

R. Samuel Fraundorf, CFA, CPA Birth year: 1964 Trustee Began serving: March 2012	Principal Occupations: President of Wilmington Trust Investment Advisors, Inc. (“WTIA”). Other Directorships Held: None. Previous Positions: Chief Operating Officer of Wilmington Trust Investment Management (“WTIM”) (1/08 to 1/09); Director of Research at WTIM (8/04 -1/08); Senior Manager and Tax Manager, KPMG Investment Advisors (1/99 to 8/04).	$0

Jeffrey Durkee* Birth year: 1958 Trustee Began serving: December 2007	Principal Occupations: President and Chief Executive Officer, Wilmington Trust Investment Advisors, Inc. (3/07 to 1/12). Other Directorships Held: None. Previous Positions: Chairman and CEO, Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).	$0

* Jeffrey Durkee resigned as Trustee effective January 27, 2012.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Address Birth year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years	Total Compensation From the Trust

Robert H. Arnold Birth year: 1944 Trustee Began serving: March 2012	Principal Occupations: Founder and Co-Manager, R.H. Arnold & Co. (financial consulting), since 1989. Other Directorships Held: First Potomac Realty Trust (real estate investment trust).	$0

Dr. Eric Brucker Birth year: 1941 Trustee Began serving: March 2012	Principal Occupations: Professor of Economics, Widener University, since 2002. Other Directorships Held: None. Previous Positions: Dean, School of Business Administration of Widener University (2001 to 2004).	$0

Nicholas A. Giordano Birth year: 1943 Trustee Began serving: March 2012	Principal Occupations: Consultant, financial services organizations (1997 to present). Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens). Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).	$0

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EXPERIENCE OF THE TRUSTEES

Described below for each Trustee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a Trustee of the Trust as of the date of this Statement of Additional Information and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his or her serving on the Trust’s Board of Trustees. Further information about each Trustee is set forth in the table above describing the business activities of and other directorships held by each Trustee during the past five years.

Mr. Arnold has served as Trustee of the Trust since March 2012. Mr. Arnold is the founder and co-manager of R.H. Arnold & Co., Inc.

Dr. Brucker has served as Trustee of the Trust since March 2012. Dr. Brucker is a Professor of Economics at Widener University and served as the Dean at the School of Business Administration at Widener University.

Mr. Christian has served as Trustee of the Trust since March 2012. Mr. Christian served as Executive Vice President of Wilmington Trust Company, President and Vice President of WFMC (formerly, Rodney Square Management Corporation) and currently served as a Trustee to other mutual fund complexes.

Mr. Fraundorf has served as Trustee of the Trust since March 2012. Mr. Fraundorf serves as President of WTIA.

Mr. Giordano has served as Trustee of the Trust since March 2012. Mr. Giordano is a consultant to financial service organizations, served as the Interim President of LaSalle University, served as the President and Chief Executive Officer of the Philadelphia Stock Exchange and currently serves as the Trustee to other mutual fund complexes.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE TRUST AS OF DECEMBER 1, 2011

Board Member Name	Dollar Range of Shares Owned in Funds	Aggregate Dollar Range of Shares Owned in the Trust

Robert H. Arnold	None	None

Eric Brucker		Over $100,000
Wilmington Broad Market Bond Fund	$10,001-$50,000
Wilmington U.S. Government Money Market Fund	$50,001-$100,000
Wilmington Large-Cap Strategy Fund	$50,001 -$100,000

Robert J. Christian		Over $100,000
Wilmington Money Market Fund	$1-$10,000
Wilmington Large-Cap Strategy Fund	$50,001-$100,000

R. Samuel Fraundorf		$50,001-$100,000
Wilmington Multi-Manager International Fund	$10,001-$50,000
Wilmington Small-Cap Strategy Fund	$10,001-$50,000

Nicholas A. Giordano		Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000

Please keep this Supplement for future reference.

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